Vote-By-Phone Solicitation Script for
Putnam Natural Resources Fund

This script provides information to the shareholder and solicits their vote by phone, to be confirmed by written confirmation.

Good Morning/ Afternoon/ Evening. May I please speak with (name of shareholder)? I am representing Putnam Investments in Boston.
I am calling in connection with the upcoming shareholder meeting for Putnam Natural Resources Fund for which you recently received a proxy statement requesting your vote.

To verify I am speaking with the shareholder of record, may I confirm that you are (name of shareholder of record) and that your address of record is (address of record)?

(If the person is unwilling to confirm this information, thank them for their time and terminate the call.)

We noted that we have not yet received your proxy card. Do you have any questions regarding the proposals being considered at the meeting that I can clarify for you?

(If there are questions regarding the proposal, please refer to the proxy statement.)

Would you like to vote by telephone?

(If not, ask the shareholder if they would like another proxy card, thank them for their time and terminate the call. If so, proceed as follows:)

Pages 56 and 57 of the proxy statement that you received describes our procedures for voting your shares by telephone.

I will now paraphrase the proxy card so that you can provide us with your voting instructions. The proxy card generally states the following:

By authorizing your shares to be voted at the meeting you are approving George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, as proxies, with power of substitution, and are authorizing them to represent and vote your shares at the meeting of shareholders of Putnam Natural Resources Fund, on July 31, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

When properly authorized, the proxy will be voted in the manner directed by the shareholder. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

The proxy card requests your vote on the following proposals, for which the Trustees are recommending your voting in favor.

Proposal 1
     Elect the following nominees as Trustees: J.A. Baxter, H.H.
Estin, J.A. Hill, R.J. Jackson, E.T. Kennan,  L.J. Lasser,  R.E.
Paterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III,
E. Shapiro, A.J.C. Smith, W.N. Thorndike.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal? Would you like to withhold authority to vote for one or more of the nominees?

Proposal 2
     Ratify the selection of Price Waterhouse LLP as independent auditors of your fund?

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.A.
     Amend the fund's fundamental investment restriction with respect to diversification of investments.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.B.
     Amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.C.
     Amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.D.
     Amend the fund's fundamental investment restriction with respect to investments in real estate.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.E.
     Amend the fund's fundamental investment restriction with respect to investments in commodities or commodities contracts.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.F.
     Amend the fund's fundamental investment restriction with respect to concentration of its assets.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.G.
     Amend the fund's fundamental investment restriction with respect to underwriting.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.H.
     Eliminate the fund's fundamental investment restriction with respect to investment in issuers that have been in operation for less than three years.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.I.
     Eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?


Proposal 3. J.
     Eliminate the fund's fundamental investment restriction with respect to margin transactions.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.K.
     Eliminate the fund's fundamental investment restriction with respect to short sales.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.L.
     Eliminate the fund's fundamental investment restriction with respect to options transactions.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.M.
     Eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.N.
     Eliminate the fund's fundamental restriction with respect to investments in restricted securities.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.O.
     Eliminate the fund's fundamental restriction with respect to investments in warrants.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.P.
     Eliminate the fund's fundamental restriction with respect to investments in certain oil, gas and mineral interests.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.Q.
     Eliminate the fund's fundamental restriction with respect to investments in other investment companies.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Proposal 3.R.
     Eliminate the fund's fundamental restriction with respect to participating in trading accounts.

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

Thank you.

I will now repeat your instructions:

You voted: (For, Against, Abstained from) (list all proposals)

Is this correct?

Thank you. We will be sending you a written confirmation of your vote. Please call us if the information on the confirmation is incorrect.